CONSENT AND REPORT OF INDEPENDENT CERTIFIED
                             PUBLIC ACCOUNTANT


      We hereby consent to the use in this Proxy Statement of our report dated November 22, 2000, and incorporation by reference in the annual report on Form 10K for the year ended September 30, 2000 relating to the consolidated financial statements of Interwest Home Medical Inc. and subsidiaries, and to the reference to our Firm under the caption of "Experts" in the Proxy Statement.


                              TANNER + CO.





Salt Lake City, Utah
March 28, 2001



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